Dear Shareholder:

The Securities and Exchange Commission (“SEC”) has recently amended Rule 2a-7 under the investment Company Act of 1940 which governs a money market fund’s use of the amortized cost method of valuing its portfolio securities. Beginning May 28, 2010, the Victory Portfolios money market funds will be required to comply with the new SEC requirements with respect to the Funds’ investments.  In pursuing their investment objectives and implementing their investment strategies, the Funds intend to continue to comply with amended Rule 2a-7.  This supplement amends each Fund’s prospectus to reflect the new requirements where appropriate.

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The Victory Portfolios

Prime Obligations Fund
Financial Reserves Fund
Government Reserves Fund
Tax-Free Money Market Fund
Ohio Municipal Money Market Fund

Supplement dated May 28, 2010
to the Prospectus dated March 1, 2010

1.	The following modifies certain information on page 21 of the Prospectus describing the Principal Investment Strategies of the Prime Obligations Fund.

Important characteristics of the Fund’s investments:

Quality: The Fund invests only in instruments that are rated at the time of purchase in one of the two highest short-term rating categories by any two NRSROs,* or by one NRSRO if only one has rated the instrument, or if unrated, determined to be of equivalent quality to securities having such ratings. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

Maturity: The Fund maintains a weighted average maturity of 90 days or less (60 days or less beginning June 30, 2010). Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

*
An NRSRO is a nationally recognized statistical rating organization such as Standard & Poor’s (S&P), Fitch, Inc., or Moody’s Investor Service (Moody’s), which assigns credit ratings to securities based on the borrower’s ability to meet its obligation to make principal and interest payments.  Please see Appendix A of the SAI for more information on those NRSROs designated by the Board of Trustees as suitable for purposes of determining whether a security is eligible for purchase by the Fund.

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2.	The following modifies certain information on page 22 of the Prospectus describing the Principal Investment Strategies of the Financial Reserves Fund.

Important characteristics of the Fund’s investments:

Quality: The Fund invests only in instruments that are rated at the time of purchase in one of the two highest short-term rating categories by any two NRSROs, or by one NRSRO if only one has rated the instrument, or if unrated, determined to be of equivalent quality to securities having such ratings. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

Maturity: The Fund maintains a weighted average maturity of 90 days or less (60 days or less beginning June 30, 2010). Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

3.	The following modifies certain information on page 22 of the Prospectus describing the Principal Investment Strategies of the Government Reserves Fund.

Important characteristics of the Fund’s investments:

Quality: The Fund invests only in securities that are issued or guaranteed by the U.S. government, including those issued or guaranteed by agencies and instrumentalities of the U.S. government, and repurchase agreements backed by these securities. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments.

Maturity: The Fund maintains a weighted average maturity of 90 days or less (60 days or less beginning June 30, 2010). Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

4.	The following modifies certain information on page 23 of the Prospectus describing the Principal Investment Strategies of the Tax-Free Money Market Fund.

Important characteristics of the Fund’s investments:

Quality: The Fund invests only in instruments that are rated at the time of purchase in one of the two highest short-term rating categories by any two NRSROs, or by one NRSRO if only one has rated the instrument, or if unrated, determined to be of equivalent quality to securities having such ratings. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. A significant portion of the assets of the Fund may be invested in securities guaranteed by banks.

Maturity: The Fund maintains a weighted average maturity of 90 days or less (60 days or less beginning June 30, 2010). Individual investments may be purchased with remaining maturities ranging from one day to 397 days.
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5.	The following modifies certain information on page 23 of the Prospectus describing the Principal Investment Strategies of the Ohio Municipal Money Market Fund.

Important characteristics of the Fund’s investments:

Quality: The Fund invests only in instruments that are rated at the time of purchase in one of the two highest short-term rating categories by any two NRSROs, or by one NRSRO if only one has rated the instrument, or if unrated, determined to be of equivalent quality to securities having such ratings. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. A significant portion of the assets of the Fund may be invested in securities guaranteed by banks.

Maturity: The Fund maintains a weighted average maturity of 90 days or less (60 days or less beginning June 30, 2010). Individual investments may be purchased with remaining maturities ranging from one day to 397 days.

6.	The following replaces the last paragraph on page 34 of the Prospectus describing the Funds’ Portfolio Holdings Disclosure Policy.

Each Fund will disclose its complete portfolio holdings on the Funds’ website, www.VictoryFunds.com, no later than the 5th business day of the following calendar month.  Effective October 7, 2010, the Funds’ portfolio holdings will remain posted for six months following the date they are first posted.

7.	The following replace the fourth bullet point on page 47 of the Prospectus under Additional Information About Redemptions.

▪	A Fund may suspend your right to redeem your shares in the following circumstances:
•	During non-routine closings of the NYSE;
•	When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of a Fund’s securities;
•	When the SEC orders a suspension to protect a Fund’s shareholders; or
•
To facilitate an orderly liquidation if (i) the Board, including a majority of Independent Trustees (as defined in the SAI), determines that the deviation between the Money Market Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, (ii) the Board, including a majority of Independent Trustees, irrevocably has approved the liquidation of the Money Market Fund, and (iii) the Money Market Fund, prior to suspending redemptions, notifies the SEC of its decision to liquidate and suspend redemptions.

Please insert this supplement in the front of your Prospectus.  If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

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